UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2018

Apricus Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-22245	87-0449967
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11975 El Camino Real, Suite 300, San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 222-8041

 (Former name or former address, if changed, since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement

Securities Purchase Agreement
On November 16, 2018, Apricus Biosciences, Inc. (the “Company”) and Seelos Therapeutics, Inc. (“Seelos”) entered into Amendment Agreements with each Investor (as defined below) amending that certain Securities Purchase Agreement (the “Purchase Agreement” and the transactions contemplated thereby, the “Financing”), made and entered as of October 16, 2018, by and among the Company, Seelos and the buyers listed on the signature pages attached thereto (the "Investors") (collectively, the “Amendment”). As previously disclosed in the Company’s current report on Form 8-K filed on July 30, 2018, the Company, Seelos and Arch Merger Sub, Inc., a wholly owned subsidiary of Apricus (“Merger Sub”), are party to that certain Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) pursuant to which among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Seelos, with Seelos continuing as a wholly owned subsidiary of Apricus and the surviving corporation of the merger (the “Merger”). Additionally, as previously disclosed in the Company’s current report on Form 8-K filed on October 16, 2018, pursuant to the Purchase Agreement, (i) Seelos agreed to sell to the Investors an aggregate of 1,187,336 shares of Seelos’ common stock (the “Initial Shares” and, as converted into the right to receive a number of shares of Company common stock equal to the exchange ratio in the Merger, the “Converted Initial Shares”) and deposit an additional 1,187,336 shares of Seelos' common stock into escrow for the benefit of the Investors if the volume-weighted average closing trading price of a share of the Company’s common stock as quoted on the Nasdaq Capital Market for the first three trading days immediately following the closing date of the Financing is lower than the price paid by the Investors for the Initial Shares (to the extent issued and as converted into the right to receive a number of shares of Company common stock equal to the exchange ratio in the Merger, the “Converted Additional Shares”), and (ii) the Company agreed to issue warrants representing the right to acquire an amount of Company common stock up to the amount issuable in exchange for 80% of the combined Converted Initial Shares and Converted Additional Shares, (the “Series A Warrants”), and additional warrants to purchase shares of Company common stock (the “Series B Warrants” together with the Series A Warrants, the “Investor Warrants”).
The Amendment provides that the Investor Warrants are to be revised to provide that the Company shall in no event issue shares of the Company’s common stock pursuant to the exercise of the Series A Warrants and the Series B Warrants, in the aggregate, in excess of the difference obtained by subtracting the number of Converted Initial Shares and the number of Converted Additional Shares from 533,773,068, prior to giving effect to the reverse split to be effected in connection with the Merger (the “Warrant Issuance Cap”). In the event that the Company is unable to issue shares of the Company’s common stock pursuant to an exercise of Series A Warrants or the Series B Warrants due to the application of the Warrant Issuance Cap, the Company will pay to the exercising holder an amount in cash equal to the difference between the last closing trade price of the Company’s common stock and the applicable exercise price, if any, to the extent not previously paid to the Company.
Transaction Documents
The representations, warranties and covenants contained in the Amendment were made solely for the benefit of the parties to the Amendment and ROTH Capital Partners, LLC acting as exclusive placement agent. In addition, such representations, warranties and covenants (i) are intended as a way of allocating the risk between the parties to the Amendment and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. Accordingly, the Amendment is filed with this report only to provide investors with information regarding the terms of transaction, and not to provide investors with any other factual information regarding the Company. Stockholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Amendment, which subsequent information may or may not be fully reflected in public disclosures.

The Amendment and the form of Investor Warrants are filed as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K. The foregoing summaries of the terms of these documents are subject to, and qualified in their entirety by, such documents, which are incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Investor Warrants
10.1	Form of Amendment Agreement

Forward Looking Statements

The Company cautions you that statements included in this Current Report on Form 8-K that are not a description of historical facts are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” , or expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negatives of these terms or other similar expressions. These statements are based on the Company’s current beliefs and expectations. These forward-looking statements include the completion of the sale of the Company’s securities and the amount and use of the expected net proceeds therefrom, and the potential completion of the proposed merger. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of its plans will be achieved. Actual results may differ from those set forth in this report due to the risk and uncertainties inherent in the Company’s business, including, without limitation: the satisfaction of customary closing conditions related to the sale of the Company’s securities, the risk that the conditions to the closing of the proposed merger are not satisfied, including the failure to timely or at all obtain shareholder approval for the transaction; uncertainties as to the timing of the consummation of the merger and the ability of each of the Company and Seelos to consummate the proposed merger and other risks detailed in the periodic reports the Company files with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

No Offer or Solicitation; Important Additional Information Filed with the SEC

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed merger, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger pursuant to the Merger Agreement, the Company has filed a registration statement on Form S-4 containing a proxy statement and prospectus with the SEC, but the registration statement has not yet become effective. Investors and shareholders may obtain free copies of the proxy statement/prospectus and other documents filed by the Company with the SEC through the website maintained by the SEC at www.sec.gov. Before making any voting or investment decision, investors and shareholders are urged to read the proxy statement/prospectus (including any amendments or supplements thereto) and any other relevant documents that the Company may file with the SEC when they become available because they will contain important information about the proposed merger.

Participants in the Solicitation

The Company and Seelos, and each of their respective directors and executive officers and certain of their other members of management and employees, may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information about the Company’s directors and executive officers is included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on March 1, 2018, and the definitive proxy statement for the Company’s 2018 annual meeting of shareholders, filed with the SEC on April 6, 2018. Additional information regarding these persons and their interests in the transaction are included in the proxy statement/prospectus relating to the merger referred to above. These documents can be obtained free of charge from the sources indicated above.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apricus Biosciences, Inc.

Date: November 16, 2018	/s/ Richard W. Pascoe
Name: Richard W. Pascoe
Title: Chief Executive Officer and Secretary

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